United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act File Number 811-07360

Monetta Trust

(exact name of registrant as specified in charter)

1776-A S. Naperville Road

Suite 100

Wheaton, IL 60189-5831

(address of principal executive offices)

Arthur Don Esq.

Seyfarth Shaw LLP

131 S. Dearborn Street Suite 2400

Chicago, IL 60603-5577

(name and address of agent for service)

Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2009

Item 1.   Semi Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to

Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).

Monetta Family

of Mutual Funds

No-Load

Monetta Fund

Monetta Trust

Young Investor Fund

Mid-Cap Equity Fund

Orion/Monetta Intermediate

  Bond Fund

Government Money
 Market Fund

1-800-MONETTA

www.monetta.com

Semi-Annual Report June 30, 2009

Dear Fellow Shareholders:

July 31, 2009

Enclosed is the Funds' semi annual report for the six months ended June 30, 2009. During the first six months of 2009, the U.S. stock market was subject to a major reversal. The year began with one of the worst market declines in history (January-February), followed by one of the best market advances (March-April), and was immediately followed by a stagnant market to finish the second quarter. The net result was the S&P 500 Index advancing a moderate 3.19%, for the first half of 2009.

We believe the significant market advance in March was a reasonable response to a grossly oversold condition regarding a possible financial system collapse and the diminished likelihood of a depression. Investor sentiment was apparently boosted by improving conditions in the credit market, an upturn in global trade and a stabilizing economy.

While we believe this recession is by no means over, the rate of decline appears to be slowing. The Obama administration has moved rapidly to liquidify the financial markets and hopefully restructure the U.S. auto industry. The U.S. Government has provided vast amounts of liquidity to stimulate the economy; however, the key variable is the extent to which these funds can create new jobs and increase consumer confidence.

Our investment strategy during this economic slowdown is to focus on high quality growth stocks, featuring strong balance sheets that are attractively priced relative to the market and their historic valuations. We are also deploying some cash into sectors that, in our view, are extremely oversold and out of favor, offering the potential for above average long-term capital appreciation. In the fixed income sector, we are emphasizing high-grade corporate bonds, primarily in the 3 to 5 year maturity range, with emphasis on principal preservation while generating a predictable income stream.

We believe the current economic slowdown will take time to heal and reverse its course. It appears that the central banks and governments around the globe remain focused on shoring up investor confidence and stimulating economic activity. If the U.S. economy manages to recover at a faster pace than forecasted, investors at today's prices may enjoy a pleasant upside to market valuations.

We thank you for your investment, as a fellow shareholder in the Monetta Funds. We are especially appreciative of your continued support during this difficult period. We will continue to work hard for you.

Respectfully,

Robert S. Bacarella

President, Founder and Portfolio Manager

TABLE OF CONTENTS

Letter To Shareholders	2

Performance Highlights
Monetta Fund	5
Monetta Young Investor Fund	6
Monetta Mid-Cap Equity Fund	7
Orion/Monetta Intermediate Bond Fund	8
Monetta Government Money Market Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	14
Orion /Monetta Intermediate Bond Fund	16
Monetta Government Money Market Fund	19

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Notes to Financial Statements	24

Directors/Trustees	35

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO’s) which will significantly impact its performance.  Due to the speculative nature of IPO’s, there can be no assurance that IPO participation will continue and that IPO’s will have a positive effect on the fund’s performance.  For the six months ended June 30, 2009, the Funds did not participate in IPO’s.

The Monetta Young Investor Fund will invest approximately 50% of its assets in other funds that track the S&P 500 Index, including exchange traded funds (ETF's). The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the six month period ended June 30, 2009, the Young Investor Fund's other fund investments consisted only of ETF's.  Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by children or teenagers may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change.  References are not a recommendation to buy or sell any security.  Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Since indices are unmanaged, it is not possible to invest in them. Source for performance data is provided by Lipper.

This report must be preceded or accompanied by a Prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC 08/09.

Monetta Fund				Period ended 6/30/09
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$33.6 billion			$39.2 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year
Monetta Fund	-29.27%	1.39%	0.99%
S&P 500 Index*	-26.20%	-2.24%	-2.22%
Total Annual Operating Expenses - Gross** 1.67%				$11,028 $8,016
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Please refer to footnotes on Pages 3 and 4.

Portfolio Composition		Top 5 Equity Holdings:
				% of Net Assets
			Google, Inc. - CL A	4.31%
			Petroleo Brasileiro S.A. - SP ADR	3.66%
			Research in Motion Ltd.	2.72%
			Freeport-McMoran Copper & Gold, Inc. - CL B	2.56%
			Las Vegas Sands Corp.	2.41%
			Total Top 5 Equity Holdings	15.66%
(A) Short-term investments net of other assets and liabilities.

Commentary

During one of the most volatile periods in decades, the Monetta Fund posted strong performance for the six months ended June 30, 2009, up 19.68%. For the same period the Fund's benchmark, the S&P 500 Index, rose 3.19%. Despite the difficult economy, several of the fund investments performed well, especially in the second quarter of 2009.

We reacted to the market volatility by primarily consolidating fund holdings into those companies that we believe offer above average long-term capital appreciation potential. We also took advantage of the extreme market sell off, in March, to invest in out-of-favor sectors such as Banking, Gaming and Airlines. In fact, among the Fund's top performing stocks since year-end were Las Vegas Sands Corp., Bank of America Corp. and Delta Airlines, Inc., representing 2.43%, 2.35% and 0% of the June 30, 2009 portfolio, respectively. Our investments in the Transportation Sector performed the worst during the first half, which included Dry-Ships, Inc., and Expediters Int'l of  Washington Inc., both of which were sold. In spite of the weak Transportation Sector, we still favor AMR Corp. and Continental Airlines Inc. - CL B, which represent 2.18% and 1.26% of the June 30, 2009 portfolio, respectively. We expect these securities to be market leaders as economic conditions improve.

Technology has been, and continues to be, one of our top sector weightings and we continue to add to our positions in Google, Inc., Apple, Inc., and Research In Motion Ltd., representing 4.35%, 1.84% and 2.75%, respectively, of the June 30, 2009 portfolio.

We have reduced exposure in the Healthcare Sector primarily due to increasing concerns about the administration's healthcare reform proposals. As a result, Indexx Laboratories, Inc., Core Laboratories N.V. and Stericyle, Inc. were sold.

We believe the markets need to work through a period of tepid economic growth. It appears the worst may be behind us as many companies are reporting that business appears to be stabilizing.

The sectors we favor include Technology, Capital Equipment, Energy and Metals which, we believe, will be the leading beneficiaries of an improving economic environment.

Monetta Young Investor Fund			Period ended 6/30/09
Investment Objective:	Market Capitalization:		Total Net Assets:
Capital Appreciation	$45.7 billion		$0.76 million

PERFORMANCE:	Average Annual Total Return
		Since Inception	$8,773
	1 year	12/12/2006	$6,919
Young Investor Fund	-5.78	-5.01%
S&P 500 Index*	-26.20	-13.56%
Total Annual Operating Expenses - Net** 1.04% Total Annual Operating Expenses - Gross** 10.06%
* Source Lipper

**Source Prospectus dated April 30, 2009. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through December 31, 2012. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

The S&P 500 Index is the Standard & Poor’s Index of 500 stocks, a widely recognized unmanaged index of common stock prices. Please refer to footnotes on Pages 3 and 4.

Portfolio Composition		Top 5 Equity Holdings:
			% of Net Assets
		The Walt Disney Co.	4.61%
		Apple, Inc.	3.75%
		Google, Inc. - CL A	3.33%
		Bank of America Corp.	2.61%
		McDonald's Corp.	2.27%
		Total Top 5 Equity Holdings	16.57%
(A) Short-term investments net of other assets and liabilities.

Commentary

The Monetta Young Investor Fund posted an above average 14.32% return for the six months ended June 30, 2009. This compares favorably to its benchmark, the S&P 500 Index, which rose 3.19% during the same period.

The Fund's strong performance, relative to the index, was primarily due to its portfolio holdings, specifically Apple, Inc., Google, Inc., Amazon.com Inc. and The Walt Disney Co. representing 3.71%, 3.29%, 2.18% and 4.56%, respectively, of the June 30, 2009 portfolio. In the 10% trading portion of the portfolio, Bank of America Corp. (2.58% of the June 30, 2009 portfolio) showed superior performance while Continental Airlines, Inc. - CL B was the weakest performing holding and was sold at a loss.

The combination of investing in core S&P 500 Index Exchange Traded Funds (approximately 50% of the total portfolio at June 30, 2009), combined with the investments in well known, best of breed growth companies, continues to be an effective investment strategy that has significantly outperformed the basic S&P 500 Index since the Fund's inception (December 2006).

At June 30, 2009, approximately 48.3% was invested in low cost, exchange traded funds that track the S&P 500 Index while cash equivalents represented 4.2% of the portfolio. New core portfolio holdings included Ticketmaster Entertainment, Inc. Home Depot, Inc. and Yahoo! Inc., representing 1.67%, 1.23% and 1.22%, respectively, of the June 30, 2009 portfolio.

As economic conditions improve, we believe the Fund's high quality, best of breed companies will lead the market advance. We are also constantly screening and searching for short-term trading opportunities to enhance fund performance relative to the S&P 500 Index.

Monetta Mid-Cap Equity Fund				Period ended 6/30/09
Investment Objective:	Market Capitalization:			Total Net Assets:
Capital Appreciation	$10.5 billion			$2.81 million

PERFORMANCE:	Average Annual Total Return			$15,700
	1 Year	5 Year	10 Year
Mid-Cap Equity Fund	-28.31%	-2.51%	-4.93%	$6,034
S&P 400 Mid-Cap Index*	-28.02%	0.36%	4.62%
Total Annual Operating Expenses - Gross** 2.81%
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnotes on Pages 3 and 4.

Portfolio Composition			Top 5 Equity Holdings:
				% of Net Assets
			Baidu.com, Inc. - SP ADR	4.29%
			Bucyrus Int'l, Inc. - CL A	4.07%
			Apple, Inc.	4.06%
			United States Steel Corp.	3.82%
			Suntech Power Holdings Co., Ltd. - SP ADR	3.82%
			Total Top 5 Equity Holdings	20.06%
(A) Short-term investments net of other assets and liabilities.

Commentary

We are pleased to report that the Monetta Mid-Cap Equity Fund posted strong performance for the six months ended June 30, 2009, rising 18.95%. This compares favorably to its benchmark, the S&P 400 Index, which was up 8.47% during the same period.

This positive performance variance was due mainly to the Fund's top security holdings. Specifically, the Fund, benefited from its holdings in Baidu, Inc., a Chinese Internet search provider, Bucyrus Int'l, Inc., a surface mining manufacturer, and Petrohawk Energy Corp., an onshore explorer and producer of oil and natural gas, representing 4.23%, 4.01%, and 3.45%, respectively, of the June 30, 2009 portfolio. In addition, we were quick to sell under performing issues, such as DryShips, Inc., Energy Conversion Devices, Inc. and Huntington Bancshares, Inc.

In the near term, we believe that the Technology Sector will be a market leader as economic conditions improve. As of June 30, 2009, approximately 26% of the Fund's assets were invested in technology related companies. A few of our favorite companies include Marvell Technology Group Ltd., which designs, develops, and markets integrated circuits, and Cognizant Technology Solutions Corp., which provides information technology consulting and technology services, representing 2.04%, and 2.25%, respectively, of the June 30, 2009 portfolio. We have also reduced our exposure to the healthcare industry sector, as we believe there is too much uncertainty in the short term over the administration's healthcare reform plans.

Going forward, it appears that the economy is showing signs of stabilization, paving the way to a moderate recovery. At the same time, we believe this recovery will not happen overnight and are closely monitoring sector and price movements to help gauge future areas of investor interest.

Orion/Monetta Intermediate Bond Fund				Period ended 6/30/09
Investment Objective:	30-Day SEC Yield:		Average Maturity:	Total Net Assets:
Income	3.45%		4.37 Years	$8.26 million

PERFORMANCE:	Average Annual Total Return			$17,336
	1 Year	5 Year	10 Year	$15,471
Orion/Monetta Intermediate Bond Fund	3.07%	3.49%	4.46%
Barclay’s Capital Intermediate Gov’t/Credit Bond Index*	5.27%	4.57%	5.66%
Total Annual Operating Expenses - Gross** 1.79%
*Source Lipper
**Source Prospectus dated April 30, 2009. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.      Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser.  Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Barclay’s Capital Intermediate Government/Credit Bond Index.

The Barclay’s Capital Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. S&P and Moody's are bond rating services that evaluate the likelihood a debt issuer will be able to meet scheduled interest and principal repayments.  Typically, AAA is the highest rating and D is the lowest. Please refer to footnotes on Pages 3 and 4.

Portfolio Composition			Maturity Profile:
				% of Net Assets
			1 Year or Less	24.43%
			1-3 Years	17.09%
			3-6 Years	22.23%
			6-10 Years	34.82%
			Over 10 Years	1.43%
			Total	100.00%
(A) Short-term investments net of other assets and liabilities.

Commentary

We are pleased to welcome Orion Capital Management, Inc. as the sub-adviser for the Orion/Monetta Intermediate Bond Fund. For the six months ended June 30, 2009, the Fund posted an impressive 6.37% return, significantly outperforming its benchmark, the Barclays Gov't/Credit Intermediate Bond Index, which rose 1.62%.

Since the 2008 year end, the Fund's weighting in Corporate Bonds has increased from 54.2% to 75.8%, while municipal bonds and Government security weightings declined from 34.1% to 11.8%. The increased exposure to the corporate sector, especially in the 6-10 year maturity range, added significantly to fund performance. Generally, the investment grade corporate debt category returned a record 8.8% for the second quarter, significantly outperforming the Government Sector by 11.0%. Our investment strategy was to select securities, with maturities of ten year or less, which resulted in a reduction of the Fund's average maturity from 5.10 to 4.37 years, for the six months ended June 30, 2009. Securities invested in the 10 year + maturity category were reduced from 10.9% to 1.43%. Generally, the best performing securities were the recently purchased corporate bonds which included, Hartford Life Insurance, 5.50% due 05/15/17, and Caterpillar Financial Services Corp., 7.15% due 02/15/19, representing 3.28% and 2.59%, respectively, of the June 30, 2009 portfolio. The worst performing security was The Royal Bank of Scotland Group PLC, 9.118% due 03/31/49, as the credit rating was lowered and the security was subsequently sold.

Based on the steepening of the yield curve, and the tightening of corporate yield spreads, the markets appear to reflect a calming of economic concerns and increase in market liquidity. Although the higher risk sectors of the market have improved, we believe that high quality corporates remain inexpensive and we continue to concentrate our holdings in this sector, while underweighting the Treasury/Agency sectors. Given our expectations of a slow and shallow recovery, our inflation expectations remain subdued.

Monetta Government Money Market Fund				Period ended 6/30/09
Investment Objective:	7-Day Yield:	Average Days to Maturity:		Total Net Assets:
Income and Capital Preservation	0.39%**(a)	81 Days		$8.24 million

PERFORMANCE:	Average Annual Total Return
	1 Year	5 Year	10 Year	$13,311
Monetta Government Money Market Fund	1.15%(a)	2.98%(a)	2.90%(a)	$13,052
Lipper US Gov’t Money Market Funds Avg.*	0.68%	2.66%	2.67%

Total Annual Operating Expenses – Net** 0.31%
Total Annual Operating Expenses – Gross** 0.93%

*Source Lipper

**Source Prospectus dated April 30, 2009. The Advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 0.50% through December 31, 2009. For the Fund's current Expense Ratio, please refer to Page 10.

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

(a)Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund’s operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been -0.11%, versus 0.39%, on June 30, 2009. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnotes on Pages 3 and 4.

Portfolio Composition		Allocation:
				% of Net Assets
		Government Obligations		99.7%
		Other Assets Less Liabilities		0.3%
		Total		100.0%

(A) Net of other assets and liabilities.

Commentary

The Monetta Government Money Market Fund gained 0.18% for the six months ended June 30, 2009. This compared favorably to its benchmark, the Lipper U.S. Government Money Market Funds Average, which gained 0.07% during the same period.

In our commentary at the end of last year, we prognosticated that the Federal Reserve would do whatever was necessary to continue the credit repair process and revive the economy in 2009, regardless of convention. As we look in the rear view mirror at the first half of 2009, it appears that the credit environment is measurably better. This is primarily due to the Federal Reserve's successful implementation of various asset lending/purchase programs, which have expanded its balance sheet exponentially. Recent data supports our belief that the worst of the recession may be over. The index of U.S. leading economic indicators increased for the two consecutive months at the end of this reporting period; consumer sentiment rose; equity option volatility fell to its lowest level since the Lehman Brothers failure; and the supply of unsold homes is declining relative to demand - a precondition for housing recovery. However, an economic recovery is still a distance away as evidenced by a rapidly growing savings rate that will suppress growth into the foreseeable future.

It appears that in the second half of 2009, we will continue to see Federal Reserve policy bias ease slightly as the economic contraction continues. Current interest levels, at the Federal Reserve's target "floor" between 0.00% and 0.25%, continues to reflect the Federal Reserve's additional stimulus apart from conventional monetary policy. The Fund will continue to overweight agency discounts, both fixed and adjustable-rate, to capture incremental yield and will also maintain an extended average maturity. Portfolio extensions make sense because of the steepness of the short-term yield curve and record low short-term yield levels.

Disclosure of Fund Expenses	June 30, 2009

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2009- June 30, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 1/1/09	ENDING ACCOUNT VALUE 6/30/09	EXPENSES PAID DURING PERIOD* 1/1/09-6/30/09	ANNUALIZED EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000	$ 1,224.65	$ 10.81	2.04%
Young Investor Fund	1,000	1,158.03	5.27	0.99%(a)
Mid-Cap Equity Fund	1,000	1,199.62	24.33	4.51%
Orion/Monetta Intermediate Bond Fund	1,000	1,055.51	11.72	2.29%
Gov’t Money Market Fund	1,000	1,000.25	1.55	0.31%(b)

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000	$ 1,014.90	$ 10.25	2.04%
Young Investor Fund	1,000	1,020.21	4.99	0.99%(a)
Mid-Cap Equity Fund	1,000	1,002.46	22.55	4.51%
Orion/Monetta Intermediate Bond Fund	1,000	1,013.61	11.52	2.29%
Gov’t Money Market Fund	1,000	1,023.68	1.57	0.31%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

(a) The Adviser is contractually committed, through December 31, 2012, to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00%.

(b) The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 0.31% versus 0.96%. The adviser is contractually committed, through December 31, 2009, to waive fees and/or reimburse expenses for the Gov’t Money Market Fund to the extent necessary to cap the annualized expense ratio at 0.50%.

Schedule of Investments	June 30, 2009
Monetta Fund
COMMON STOCKS – 92.2% NUMBER OF SHARES	VALUE
Airlines- 3.4%
210,000 AMR Corp	$ 844,200
**55,000 Continental Airlines, Inc. - CL B	487,300
1,331,500
Banks - 3.6%
69,000 Bank of America Corp.	910,800
30,000 Suntrust Banks, Inc	493,500
1,404,300
Chemicals - 1.3%
5,500 Potash Corp. of Saskatchewan, Inc.	511,775

Coal - 0.9%
12,000 Peabody Energy Corp.	361,920

Commercial Services - 2.6%
*50,000 Ticketmaster Entertainment, Inc.	321,000
11,000 Visa, Inc. - CL A	684,860
1,005,860
Computers - 5.9%
*5,000 Apple, Inc.	712,150
*40,000 EMC Corp.	524,000
*15,000 Research in Motion Ltd.	1,065,750
2,301,900
Diversified Financial Services - 6.2%
105,000 Citigroup, Inc.	311,850
2,800 CME Group, Inc.	871,108
25,000 Morgan Stanley	712,750
30,000 The Charles Schwab Corp.	526,200
2,421,908
Electrical Component & Equipment - 0.9%
*9,000 General Cable Corp.	338,220

Energy-Alternate Sources - 3.8%
*3,000 First Solar, Inc.	486,360
*100,000 JA Solar Holdings Co., Ltd. - ADR (b)	470,000
*20,000 SunPower Corp. - CL A	532,800
1,489,160
Engineering & Construction - 2.1%
*35,000 Foster Wheeler Ltd.	831,250

Healthcare-Products - 2.7%
*4,000 Intuitive Surgical, Inc.	654,640
15,000 Mindray Medical Int'l Ltd. - ADR (b)	418,800
1,073,440
Home Builders - 1.2%
50,000 D.R. Horton, Inc.	468,000

Insurance - 0.9%
*4 Berkshire Hathaway, Inc. - CL A	360,000

Internet - 8.2%
*7,000 Amazon.com, Inc.	585,620
*30,000 eBay, Inc.	513,900
*6,000 Equinix, Inc.	436,440
*4,000 Google, Inc. - CL A	1,686,360
3,222,320
Iron/Steel - 1.8%
20,000 United States Steel Corp.	714,800

Lodging - 4.7%
*120,000 Las Vegas Sands Corp.	943,200
*138,000 MGM Mirage, Inc.	881,820
1,825,020
Machinery-Construction & Mining - 2.3%
20,000 Bucyrus Int'l, Inc. - CL A	571,200
9,000 Joy Global, Inc.	321,480
892,680
Media - 2.0%
22,000 Comcast Corp. - CL A	318,780
*1,050,000 Sirius Satellite Radio, Inc.	451,500
770,280
Metal Fabricate/Hardware - 2.0%
50,000 Commercial Metals Co.	801,500

Mining - 2.6%
20,000 Freeport-McMoran Copper & Gold, Inc. - CL B	1,002,200

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2009
Monetta Fund (Cont’d)
NUMBER OF SHARES	VALUE
Miscellaneous Manufacturing - 1.9%
65,000 General Electric Co.	$ 761,800

Oil & Gas - 12.7%
30,000 Chesapeake Energy Corp.	594,900
*25,000 Petrohawk Energy Corp.	557,500
35,000 Petroleo Brasileiro S.A. - SP ADR (b)	1,434,300
*19,000 Southwestern Energy Co.	738,150
20,000 Suncor Energy, Inc.	606,800
*10,000 Transocean Ltd.	742,900
*8,000 Ultra Petroleum Corp.	312,000
4,986,550
Oil & Gas Services - 3.9%
35,000 Halliburton Co.	724,500
15,000 Schlumberger Ltd.	811,650
1,536,150
Pharmaceuticals - 4.3%
*7,500 Express Scripts, Inc.	515,625
*15,000 Gilead Sciences, Inc.	702,600
*10,000 Medco Health Solutions, Inc.	456,100
1,674,325
Real Estate - 1.3%
*55,000 CB Richard Ellis Group, Inc.	514,800

Semiconductors - 2.6%
*20,000 Broadcom Corp. - CL A	495,800
20,000 KLA-Tencor Corp.	505,000
1,000,800
Software - 1.1%
20,000 Oracle Corp.	428,400

Telecommunications - 3.4%
13,000 America Movil S.A. de C.V. - ADR Series L (b)	503,360
15,000 Corning, Inc.	240,900
13,000 Qualcomm, Inc.	587,600
1,331,860
Transportation - 1.9%
10,000 Burlington Northern Santa Fe Corp.	735,400

Total Common Stock (Cost $37,398,365) (a)	$ 36,098,118

SHORT-TERM INVESTMENTS - 6.8%
Money Market Funds - 6.8%
NUMBER OF SHARES
713,758 Fidelity Money Market Portfolio - Class Select	713,758
1,952,552 Monetta Gov't Money Market Fund (c)	1,952,552

Total Short-Term Investments (Cost $2,666,310) (a)	2,666,310

Total Investments - 99.0% (Cost $40,064,675) (a)	38,764,428

Other Net Assets Less Liabilities - 1.0%	387,095

Net Assets - 100%	$39,151,523

The accompanying notes are an integral part of these financial statements.

(a)  Cost for book and tax purposes is $40,064,675;  the aggregate gross unrealized appreciation is $2,754,971 and the aggregate gross  unrealized depreciation is $4,055,218, resulting in net unrealized depreciation of $1,300,247.

(b)  American Depository Receipt (ADR).

(c)  Affiliated fund.

*  Non-income producing security.

Schedule of Investments (Unaudited)	June 30, 2009
Monetta Young Investor Fund
COMMON STOCKS - 48.1% NUMBER OF SHARES	VALUE
Airlines - 1.2%
*1,000 Continental Airlines, Inc. - CL B	$ 8,860

Apparel and Cosmetics/Personal Care - 2.7%
200 Nike, Inc. - CL B	10,356
200 Proctor & Gamble Co	10,220
20,576
Banks - 2.6%
1,500 Bank of America Corp.	19,800

Beverages and Food - 2.5%
185 The Coca-Cola Co	8,878
400 Kraft Foods, Inc. - CL A	10,136
19,014
Commercial Services - 5.0%
75 MasterCard, Inc. - CL A	12,548
*2,000 Ticketmaster Entertainment, Inc.	12,840
200 Visa, Inc. - CL A	12,452
37,840
Computers - 3.8%
*200 Apple, Inc.	28,486

Home Builders and Machinery-Construction & Mining - 2.5%
300 Caterpillar, Inc.	9,912
1,000 D.R. Horton, Inc.	9,360
19,272
Internet - 6.8%
*200 Amazon.com, Inc.	16,732
*60 Google, Inc. - CL A	25,295
*600 Yahoo! Inc.	9,396
51,423
Media - 6.0%
*25,000 Sirius Satellite Radio, Inc.	10,750
1,500 The Walt Disney Co.	34,995
45,745
Miscellaneous Manufacturing - 1.5%
1,000 General Electric Co.	11,720

Retail - 11.0%
*200 Chipotle Mexican Grill, Inc. - CL A	16,000
400 Home Depot, Inc.	9,452
*250 Kohl's Corp.	10,688
300 McDonald's Corp.	17,247
400 Target Corp.	15,788
300 Wal-Mart Stores, Inc.	14,532
83,707
Toys/Games/Hobbies - 2.5%
300 Hasbro, Inc.	7,272
*325 Marvel Entertainment, Inc.	11,567
18,839

Total Common Stock	365,282
(Cost $369,090)(a)

EXCHANGE TRADED FUNDS - 48.9%
600 iShares S&P 100 Index Fund	25,818
300 iShares S&P 500 Index Fund	27,678
595 iShares S&P 500 Growth Index Fund	28,423
2,000 SPDR Trust Series 1	183,840
1,000 Ultra S&P 500 ProShares	26,140
600 Vanguard Growth ETF	26,016
650 Vanguard Large-Cap ETF	27,118
650 Vanguard Value ETF	25,695
Total Exchange Traded Funds (Cost $482,994) (a)	370,728

Short-Term Investments - 4.2% Money Market Funds - 4.2%
32,030 Fidelity Money Market Portfolio - Class Select	32,030

Total Short-Term Investments (Cost $32,030) (a)	32,030

Total Investments - 101.2% (Cost $884,114) (a)	768,040

Other Net Assets Less Liabilities – (1.2%)	(9,386)

Net Assets - 100%	$ 758,654

The accompanying notes are an integral part of these financial statements.

(a)  Cost for book and tax purposes is $884,114;  the aggregate gross unrealized appreciation is $35,014 and the aggregate gross unrealized depreciation is $151,088, resulting in net unrealized depreciation of $116,074.

*  Non-income producing security.

Schedule of Investments (Unaudited)	June 30, 2009
Monetta Mid-Cap Equity Fund
COMMON STOCKS – 90.4% NUMBER OF SHARES	VALUE
Airlines - 1.2%
*6,000 Delta Air Lines, Inc.	$ 34,740

Banks - 2.8%
11,000 Fifth Third Bancorp	78,100

Chemicals - 2.0%
1,200 FMC Corp.	56,760

Coal - 1.8%
1,500 CONSOL Energy, Inc.	50,940

Commercial Services - 2.1%
*2,500 Quanta Services, Inc.	57,825

Computers - 6.3%
*800 Apple, Inc.	113,944
*2,400 Cognizant Technology Solutions Corp. - CL A	64,080
178,024
Diversified Financial Services - 2.9%
*700 Intercontinental Exchange, Inc	79,968

Electrical Component & Equipment - 2.1%
*1,600 General Cable Corp.	60,128

Energy-Alternate Sources - 3.8%
*6,000 Suntech Power Holdings Co., Ltd. - SP ADR (b)	107,160

Engineering & Construction - 1.7%
*2,000 Foster Wheeler Ltd.	47,500

Healthcare-Products - 4.1%
*300 Intuitive Surgical, Inc.	49,098
*1,600 St. Jude Medical, Inc.	65,760
114,858
Home Builders - 2.7%
8,000 D.R. Horton, Inc.	74,880

Internet - 11.0%
*3,500 Akamai Technologies, Inc.	67,130
*400 Baidu.com, Inc. - SP ADR (b)	120,436
2,000 Ctrip.com Int'l, Ltd. - ADR (b)	92,600
*400 Equinix, Inc.	29,096
309,262
Iron/Steel - 3.8%
3,000 United States Steel Corp.	107,220

Lodging - 2.3%
*10,000 MGM Mirage, Inc.	63,900

Machinery-Construction & Mining - 6.6%
4,000 Bucyrus Int'l, Inc. - CL A	114,240
2,000 Joy Global, Inc.	71,440
185,680
Machinery-Diversified - 3.5%
1,400 Flowserve Corp.	97,734

Metal Fabricate/Hardware - 3.7%
6,500 Commercial Metals Co.	104,195

Oil & Gas - 8.4%
500 Diamond Offshore Drilling, Inc.	41,525
*4,400 Petrohawk Energy Corp.	98,120
*2,500 Southwestern Energy Co.	97,125
236,770
Oil & Gas Services - 3.3%
*2,800 National-Oilwell Varco, Inc.	91,448

Semiconductors - 4.1%
*5,000 Marvell Technology Group Ltd.	58,200
*5,000 NVIDIA Corp.	56,450
114,650
Software - 5.1%
*3,500 Electronic Arts, Inc.	76,020
*2,500 VMWare, Inc.	68,175
144,195
Telecommunications - 2.7%
*4,000 NII Holdings, Inc.	76,280

Transportation - 2.4%
5,000 Diana Shipping, Inc.	66,600

Total Common Stock (Cost $2,138,272) (a)	2,538,817
The accompanying notes are an integral part of these financial statements.

EXCHANGE TRADED FUNDS – 5.5% NUMBER OF SHARES	VALUE
3,000 Financial Select Sector SPDR Fund	$ 35,910
4,500 Ultra S&P 500 ProShares	117,630

Total Exchange Traded Funds Cost ($136,433) (a)	153,540

Short-Term Investments - 5.5% Money Market Funds - 5.5% NUMBER OF SHARES
20,678 AIM Liquid Assets Portfolio - Institutional Class	20,677
6,908 AIM Short Term Prime Portfolio - Institutional Class	6,908
126,666 Fidelity Money Market Portfolio - Class Select	126,666

Total Short-Term Investments (Cost $154,251) (a)	154,251

Total Investments - 101.4% (Cost $2,428,956) (a)	2,846,608

Other Net Assets Less Liabilities - (1.4%)	(40,498)

Net Assets - 100%	$ 2,806,110

(a)  Cost for book and tax purposes is $2,428,956;  the aggregate gross unrealized appreciation is $465,216 and the aggregate gross unrealized depreciation is $47,564, resulting in net unrealized appreciation of $417,652.

(b)  American Depository Receipt (ADR).

*  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2009
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS – 75.5% PRINCIPAL AMOUNT
	MATURITY DATE	VALUE
Auto - 0.3%
25,000 Daimler Finance NA LLC 5.900%	08/15/11	$ 24,526

Banks - 7.6%
250,000 Bank of America Corp. 10.200%	07/15/15	261,753
200,000 Goldman Sachs Group, Inc. 5.625%	01/15/17	190,368
100,000 Suntrust Bank 6.375%	04/01/11	102,090
86,000 Unionbancal Corp. 5.250%	12/16/13	79,499
		633,710
Chemicals - 4.1%
100,000 The Dow Chemical Co. 7.200%	06/15/14	99,771
100,000 E.I. Dupont de Nemours 5.750%	03/15/19	105,733
100,000 PPG Industries, Inc. 7.400%	08/15/19	103,668
25,000 PPG Industries, Inc. 6.650%	03/15/18	26,623
		335,795
Diversified Financial Services - 2.6%
225,000 Morgan Stanley 4.750%	04/01/14	212,754

Electric - 4.0%
100,000 Exelon Generation Co. LLC 6.950%	06/15/11	105,943
75,000 Pepco Holdings, Inc. 6.450%	08/15/12	78,097
150,000 Westar Energy, Inc. 7.125%	08/01/09	150,691
		334,731
Energy - 2.1%
100,000 Chesapeake Energy Corp. 6.625%	01/15/16	88,250
100,000 Chesapeake Energy Corp. 7.250%	12/15/18	87,500
		175,750
Finance - 18.6%
250,000 American Express 7.000%	03/19/18	243,148
75,000 Associates Corp. NA 8.550%	07/15/09	75,027
200,000 Caterpillar Financial Services Corp. 7.150%	02/15/19	214,451
100,000 Credit Suisse FB USA, Inc. 5.125%	08/15/15	102,677
100,000 Deutsche Bank Financial LLC 5.375%	03/02/15	97,175
400,000 General Electric Capital Corp. 5.650%	06/09/14	397,930
100,000 John Deere Capital Corp. 4.000%	03/15/11	100,371
*205,000 Lehman Brothers Holdings, Inc. 0.000%**	02/09/17	31,262
*30,000 Lehman Brothers Holdings, Inc. 0.000%**	04/16/19	4,575
100,000 SLM Corp. 5.125%	08/27/12	85,595
100,000 SLM Corp. 5.375%	01/15/13	83,604
100,000 The Western Union Co. 5.930%	10/01/16	101,107
		1,536,922
Food/Beverages - 1.3%
100,000 Diageo Finance BV 5.300%	10/28/15	104,703

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2009
Orion/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
Insurance - 15.6%
200,000 AFLAC, Inc. 8.500%	05/15/19	$ 214,066
100,000 CNA Financial Corp. 6.950%	01/15/18	80,249
72,000 GE Global Insurance Holdings 7.500%	06/15/10	71,857
350,000 Hartford Life Insurance 5.500%	05/15/17	272,027
100,000 Metlife, Inc. 7.717%	02/15/19	107,146
*30,000 Principal Life, Inc. 0.000%**	10/01/14	20,032
40,000 Protective Life 5.600%	01/15/18	36,836
300,000 Protective Life Secured Trusts 5.450%	09/28/12	299,738
200,000 Prudential Financial, Inc. 6.100%	06/15/17	190,563
		1,292,514
Medical - 1.2%
100,000 Wellpoint, Inc. 5.875%	06/15/17	98,024

Mortgage/Asset Backed - 0.1%
3,862 Bear Stearns Commercial Mortgage Securities, Inc. 6.440%	06/16/30	3,854

Oil - 2.5%
100,000 Chevron Corp. 3.450%	03/03/12	103,215
100,000 Conocophillips 4.750%	10/15/12	105,440
		208,655
Pharmaceuticals - 5.1%
100,000 Eli Lilly & Co. 3.550%	03/06/12	103,664
100,000 Novartis Capital Corp. 4.125%	02/10/14	103,044
100,000 Pfizer, Inc. 4.450%	03/15/12	104,991
100,000 Pfizer, Inc. 6.200%	03/15/19	109,564
		421,263
Reinsurance - 1.2%
100,000 Berkshire Hathaway Finance Corp. 4.600%	05/15/13	103,802

Retail - 2.6%
200,000 Target Corp. 6.000%	01/15/18	212,400

Telephone - 6.6%
100,000 AT&T Corp. 7.300%	11/15/11	109,724
175,000 Deutsche Telekom Int'l Finance 8.500%	06/15/10	184,083
135,000 France Telecom 7.750%**	03/01/11	146,064
100,000 Verizon Florida LLC 6.125%	01/15/13	103,486
		543,357

Total Corporate Bonds (Cost $6,215,580) (a)		6,242,760

EXCHANGE TRADED FUNDS – 3.5% NUMBER OF SHARES
2,000 iShares iBoxx High Yield Corporate Bond Fund		159,420
1,000 ProShares UltraShort Lehman 7 - 10 Year Treasury		56,600
2,000 SPDR Barclays Capital High Yield Bond ETF		70,380

Total Exchange Traded Funds (Cost $273,750) (a)		286,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2009
Orion/Monetta Intermediate Bond Fund (Cont’d)
U.S. GOVERNMENT AGENCIES - 4.7%
PRINCIPAL AMOUNT	MATURITY DATE	VALUE
350,000 Private Export Funding 5.685%	05/15/12	$ 387,527
Total U.S. Government Agencies (Cost $360,959) (a)		387,527

U.S. TREASURY NOTES - 3.2% PRINCIPAL AMOUNT
240,000 U.S. Treasury Note 5.125%	05/15/16	269,250

Total U.S. Treasury Notes (Cost $242,593) (a)		269,250

MUNICIPAL BONDS - 3.9% PRINCIPAL AMOUNT
100,000 Dallas Fort Worth Texas Int'l Airport Revenue 5.000%	11/01/10	100,506
170,000 New York State Housing Finance Agency Revenue 4.350%	11/01/10	170,204
50,000 Wisconsin Public Power 5.250%	07/01/09	50,000

Total Municipal Bonds (Cost $318,323) (a)		320,710

SHORT-TERM INVESTMENTS - 9.1% Money Market Funds - 9.1% NUMBER OF SHARES
369,287 AIM Liquid Assets Portfolio - Institutional Class		369,287
383,527 Fidelity Money Market Portfolio - Class Select		383,527

Total Short-Term Investments (Cost $752,814) (a)		752,814

Total Investments - 99.9% (Cost $8,164,019) (a)		8,259,461

Other Net Assets Less Liabilities - 0.1%		3,793

Net Assets - 100%		$ 8,263,254

(a)  Cost for book and tax purposes is $8,164,019;  the aggregate gross unrealized appreciation is $312,141 and the aggregate gross unrealized depreciation is $216,699, resulting in net unrealized appreciation of $95,442.

*  Non-income producing security.

** Rate in effect at June 30, 2009.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2009
Monetta Government Money Market Fund
FEDERAL HOME LOAN BANK - 26.4% PRINCIPAL AMOUNT	MATURITY DATE	VALUE
775,000 0.70300%**	Due 11/17/10	$ 775,000
500,000 0.50600%**	Due 01/19/10	499,528
500,000 0.22900%**	Due 12/23/09	499,792
400,000 0.84900%**	Due 10/29/10	400,365
		2,174,685
FEDERAL HOME LOAN MORTGAGE CORP. - 52.3% PRINCIPAL AMOUNT
1,440,000 1.10200%**	Due 01/14/11	1,444,951
935,000 0.23000%**	Due 12/16/09	934,226
1,925,000 0.24625%**	Due 09/28/09	1,924,494
		4,303,671
FEDERAL NATIONAL MORTGAGE ASSOC. - 20.7% PRINCIPAL AMOUNT
600,000 7.25000%	Due 01/15/10	619,924
1,025,000 7.12500%	Due 06/15/10	1,088,673
		1,708,597

Total U.S. Government Obligations (Cost $8,186,953) (a)		8,186,953

SHORT-TERM INVESTMENTS - 0.3% Money Market Funds - 0.3% NUMBER OF SHARES
24,492 Fidelity Government Portfolio - Class I		24,492

Total Short-Term Investments (Cost $24,492) (a)		24,492

Total Investments - 99.7% (Cost $8,211,445) (a)		8,211,445

Other Net Assets Less Liabilities - 0.3%		24,213

Net Assets - 100%		$ 8,235,658

(a)  Cost is identical for book and tax purposes.

** Rate in effect on June 30, 2009. Variable rate securities may reset monthly or quarterly, through maturity.

The accompanying notes are an integral part of these financial statements.

Statements Of Assets And Liabilities (In Thousands, Except Per Share)		June 30, 2009
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid- Cap Equity Fund	Orion/ Monetta Intermediate Bond Fund	Government Money Market Fund
Assets:

Investments at market value, except for the Government Money Market Fund which is at amortized cost (cost: $40,065; $884; $2,429; $8,164; $8,211)	$ 36,812	$ 768	$ 2,847	$ 8,259	$ 8,211

Investments in affiliated funds (Note 2)	1,953	0	0	0	0
Cash	0	1	(a)	10	0
Receivables:
Interest and dividends	40	1	2	111	28
Investments sold	748	14	0	0	0
Fund shares sold	0	0	29	0	0
Other assets	23	14	11	11	7
Total Assets	39,576	798	2,889	8,391	8,246

Liabilities:
Payables:
Custodian bank	3	0	0	0	0
Investment advisory fees (Note 2)	32	(a)	2	2	0
Distribution and service charges payable	0	(a)	1	2	0
Investments purchased	304	27	59	109	0
Fund shares redeemed	0	0	0	0	0
Income distribution payable	0	0	0	0	2
Accrued expenses	86	12	21	15	8
Total Liabilities	425	39	83	128	10
Net Assets	39,151	759	2,806	8,263	8,236
Analysis of net assets:
Paid in capital (b)	52,616	849	7,523	8,287	8,236
Accumulated undistributed net investment income (loss)	0	2	0	2	0
Accumulated undistributed net realized gain (loss)	(12,165)	24	(5,135)	(121)	0
Net unrealized appreciation on investments	(1,300)	(116)	418	95	0
Net Assets	$ 39,151	$ 759	$ 2,806	$ 8,263	$ 8,236
Shares of capital stock	3,788
Shares of beneficial interest issued outstanding		88	476	830	8,236
Net asset value, offering price and redemption price per share	$ 10.34	$ 8.62	$ 5.90	$ 9.96	$ 1.00

(a) Rounds to less than $1,000.

(b) Monetta Fund - $38 of $.01 par value and $52,578 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

The accompanying notes are an integral part of these financial statements.

Statements Of Operations (In Thousands)		For The Six Month Period Ended June 30, 2009
		(Unaudited)

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund	Government Money Market Fund
Investment income and expenses:

Investment income:
Interest	$ 6	$ (a)	$ 1	$ 138	$ 29
Dividend	148	5	10	5	0
Total investment Income	154	5	11	143	29

Expenses:
Investment advisory fee (Note 2)	161	2	9	8	11
Distribution expense (Note 6)	0	1	3	6	4
Accounting expense	15	0	5	6	2
Admin/Compliance expense	15	0	5	6	2
Custodial fees and bank cash management fee	8	2	2	1	2
State registration	12	8	8	8	4
Transfer and shareholder servicing agent fee	77	12	12	7	6
Audit/Tax	19	5	6	6	3
Legal	20	(a)	2	4	4
Printing	11	0	1	1	(a)
Other	13	1	2	4	3

Total expenses	351	31	55	57	41
Expenses waived/reimbursed	0	(28)	0	0	(27)
Fees paid indirectly (Note 7)	(3)	(a)	(1)	(2)	(1)
Expenses net of waived/reimbursed expenses and fees paid indirectly	348	3	54	55	13
Net investment income (loss)	(194)	2	(43)	88	16
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on investments: Proceeds from sales	28,479	411	2,524	1,920	16,412
Cost of securities sold	31,031	383	2,756	2,166	16,412
Net realized gain (loss) on investments	(2,552)	28	(232)	(246)	0
Gains from class action lawsuits	62	2	11	24	0
Total net realized gain (loss) on investments	(2,490)	30	(221)	(222)	0
Net unrealized appreciation (depreciation) on investments:
Beginning of period	(10,378)	(179)	(290)	(430)	0
End of period	(1,300)	(116)	418	95	0
Net change in net unrealized appreciation (depreciation) on investments during the period	9,078	63	708	525	0
Net realized and unrealized gain (loss) on investments	6,588	93	487	303	0
Net increase (decrease) in net assets from operations	$ 6,394	$ 95	$ 444	$ 391	$ 16

(a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)	For The Six Month Period Ended June 30, 2009 (Unaudited) And Year Ended December 31, 2008

	Monetta Fund		Young Investor Fund
	2009	2008	2009	2008
From investment activities:
Operations:
Net investment income (loss)	$ (194)	$ (313)	$ 2	$ 6
Net realized gain (loss) on investments	(2,490)	(9,536)	30	(6)
Net change in net unrealized appreciation (depreciation) on investments during the period	9,078	(21,450)	63	(190)

Net increase (decrease) in net assets from operations	6,394	(31,299)	95	(190)
Distribution from net investment income	0	0	0	(6)
Distribution from net realized gains	0	0	0	0
Increase (decrease) in net assets from investment activities	6,394	(31,299)	95	(196)

From capital transactions (Note 4):
Proceeds from shares sold	761	3,558	78	172
Net asset value of shares issued through dividend reinvestment	0	0	0	6
Cost of shares redeemed	(1,330)	(6,642)	(3)	(11)
Increase (decrease) in net assets from capital transactions	(569)	(3,084)	75	167
Total increase (decrease) in net assets	5,825	(34,383)	170	(29)
Net assets at beginning of period	33,326	67,709	589	618

Net assets at end of period	$ 39,151	$ 33,326	$ 759	$ 589
Accumulated undistributed net investment income	$ 0	$ 0	$ 2	$ 0

a) Rounds to less than $1,000.

The accompanying notes are an integral part of these financial statements.

Statements of Changes In Net Assets (In Thousands)			For The Six Month Period Ended June 30, 2009 (Unaudited) And Year Ended December 31, 2008

	Mid-Cap Equity Fund		Orion/Monetta Intermediate Bond Fund		Government Money Market Fund
	2009	2008	2009	2008	2009	2008
From investment activities:
Operations:
Net investment income (loss)	$ (43)	$ (55)	$ 88	$ 197	$ 16	$ 177
Net realized gain on investments	(221)	(881)	(222)	127	0	0
Net change in net unrealized appreciation (depreciation) on investments during the period	708	(1,435)	525	(466)	0	0

Net increase (decrease) in net assets from operations	444	(2,371)	391	(142)	16	177
Distribution from net investment income	0	0	(86)	(197)	(16)	(177)
Distribution from net realized gains	0	0	0	0	0	0
Increase (decrease) in net assets from investment activities	444	(2,371)	305	(339)	0	0

From capital transactions (Note 4):
Proceeds from shares sold	113	90	5,293	900	798	9,588
Net asset value of shares issued through dividend reinvestment	0	0	44	160	23	189
Cost of shares redeemed	(49)	(1,325)	(1,101)	(2,503)	(2,995)	(5,242)
Increase (decrease) in net assets from capital transactions	64	(1,235)	4,236	(1,443)	(2,174)	4,535
Total increase (decrease) in net assets	508	(3,606)	4,541	(1,782)	(2,174)	4,535
Net assets at beginning of period	2,298	5,904	3,722	5,504	10,410	5,875

Net assets at end of period	$ 2,806	$ 2,298	$ 8,263	$ 3,722	$ 8,236	$ 10,410
Accumulated undistributed net investment income	$ 0	$ 0	$ 2	$ 0	$ 0	$ 0

Notes To Financial Statements	June 30, 2009

1.

SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s), and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that produce products or provide services that are recognized by children and teenagers.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities.  The Fund may also invest in variable and floating rate obligations.  These securities shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.  U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available, or are deemed unreliable, are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes To Financial Statements	June 30, 2009

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

(d) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.  The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2008, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2009			$ 2,425,636
2010	$ 286,274		$ 1,589,213
2011
2012			$ 3,355
2013
2014
2015		$ 329
2016	$ 7,169,765		$ 671,399
Total	$ 7,456,039	$ 329	$ 4,689,603	$ 0

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. The amount of post October 31 losses for the Monetta Fund and the Monetta Mid-Cap Equity Fund are $1,863,637 and $203,734, respectively.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The tax periods open to examination by the Internal Revenue Service and the Illinois Department of Revenue include the fiscal years ended December 31, 2008, 2007, 2006 and 2005. As a result, the Funds have evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.

(e) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Notes To Financial Statements	June 30, 2009

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year’s net investment income. For the year ended December 31, 2008 the Monetta Fund and Monetta Mid-Cap Equity Fund had net operating losses of $312,853 and $55,444 respectively, for tax purposes which were permanently reclassified from accumulated undistributed net investment income to accumulated   paid-in capital (APIC). In addition, the Monetta Fund recorded a permanent reclassification of $264,240   between accumulated undistributed net realized gain (loss) and accumulated paid-in-capital (APIC) to properly reflect the classification of income received as a capital gain rather than dividend income.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund	Government Money Market Fund
Undistributed Ordinary Income	---	---	---	---	$8,965
Undistributed Long-Term Capital Gain	---	---	---	$101,474	---

The tax character of distributions paid during the calendar year ended December 31, 2008, were as follows:

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund	Government Money Market Fund
Ordinary Income	---	$5,681	---	$197,355	$191,615
Long-Term Capital Gain	---	---	---	---	---

f) Fair Value Measurements

On September 15, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"), effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes To Financial Statements	June 30, 2009

The following table summarizes the respective Fund’s investments at June 30, 2009, based on the inputs used to value them (in thousands):

INVESTMENTS IN SECURITIES (Unaudited)
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund –
Common Stocks	$36,098	$0	$0	$36,098
Money Market Funds	$2,667	$0	$0	$2,667
FUND TOTAL	$38,765	$0	$0	$38,765
Young Investor Fund –
Common Stocks	$365	$0	$0	$365
Exchange Traded Funds	$371	$0	$0	$371
Money Market Funds	$32	$0	$0	$32
FUND TOTAL	$768	$0	$0	$768
Mid-Cap Equity Fund –
Common Stocks	$2,539	$0	$0	$2,539
Exchange Traded Funds	$154	$0	$0	$154
Money Market Funds	$154	$0	$0	$154
FUND TOTAL	$2,847	$0	$0	$2,847
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$0	$6,243	$0	$6,243
U.S. Government and Agency Obligations	$0	$656	$0	$656
Municipal Bonds	$0	$321	$0	$321
Exchange Traded Funds	$286	$0	$0	$286
Money Market Funds	$753	$0	$0	$753
FUND TOTAL	$1,039	$7,220	$0	$8,259
Government Money Market Fund -
U.S. Government and Agency Obligations	$0	$8,187	$0	$8,187
Money Market Funds	$24	$0	$0	$24
FUND TOTAL	$24	$8,187	$0	$8,211

The Government Money Market Fund’s fixed income investments are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, however, since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

For additional category information for the investments in securities presented above, please refer to each Fund’s Schedule of Investments.

2. RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the period ended June 30, 2009, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in net assets	Next $200 million in net assets	Net assets over $500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Orion/Monetta Intermediate Bond Fund	0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets

Notes To Financial Statements	June 30, 2009

2. RELATED PARTIES (CONT’D):

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. Investment advisory fees waived, and 12B-1 fees waived, through June 30, 2009 for the Government Money Market Fund were $10,886 and $4,343, respectively.

Investments for the Monetta Fund, as reported on the Statement of Assets and Liabilities at June 30, 2009, includes $1,952,552 of the Monetta Government Money Market Fund, an affiliated fund.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Ambassador Capital Management, LLC, Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004. Services provided include performing daily fund accounting and administration, report preparation and related compliance services.

Monetta Financial Services, Inc., as of June 30, 2009, owned 3,464 shares or 3.93% of the Young Investor Fund; 2,208 shares or 0.46% of the Mid-Cap Equity Fund; 19,548 shares or 0.24% of the Government Money Market Fund and 1,275 shares or 0.03% of the Monetta Fund.

3. SUB-ADVISERS:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC (ACM). ACM has been sub-adviser to the Government Money Market Fund since December, 2001. The sub-advisory fees paid to ACM by the Adviser for the Government Money Market Fund’s Net Assets in excess of $30 million are 20% of the fee charged by the Adviser. On March 29, 2007, the Monetta Intermediate Bond Fund shareholders approved the Sub-Advisory agreement the Adviser entered into with Belle Haven Investments L.P. (BHI) to manage the Intermediate Bond Fund. It was mutually agreed upon, by BHI and the Adviser, that the Sub-Advisory agreement would terminate on January 27, 2009.  From January 27, 2009 through April 6, 2009, the Adviser was the sole manager of the Monetta Intermediate Bond Fund.

Effective April 7, 2009, the Adviser entered into an Interim Sub-Advisory agreement with Orion Capital Management LLC (OCM).  The terms and conditions of the Interim Sub-Advisory agreement with OCM are the same in all respects, other than sub-advisory fees, as the terms and conditions of the previous Sub-Advisory agreement between the Adviser and BHI.  Under the Interim Sub-Advisory agreement, OCM did not receive compensation for sub-advisory services rendered.  On June 1, 2009, the shareholders of the Monetta Intermediate Bond Fund approved an Investment Sub-Advisory agreement between the Adviser and OCM regarding the management of the Monetta Intermediate Bond Fund's assets and investments (the "Orion Agreement").  In conjunction with the approval of the Orion Agreement, the Board of Trustees has approved a change in the Monetta Intermediate Bond Fund's name from "Monetta Intermediate Bond Fund" to "Orion/Monetta Intermediate Bond Fund", which became effective on June 1, 2009.

4. CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

Notes To Financial Statements	June 30, 2009

4. CAPITAL STOCK AND SHARE UNITS (CONT’D):

	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/ Monetta Inter- mediate Bond Fund	Government Money Market Fund
2008 Beginning Shares	4,111,122	59,426	627,394	544,707	5,875,421
Shares sold	246,193	19,159	12,401	88,304	9,588,032
Shares issued upon dividend reinvestment	0	764	0	16,330	188,723
Shares redeemed	(498,311)	(1,287)	(176,323)	(258,056)	(5,242,153)
Net increase (decrease) in shares outstanding	(252,118)	18,636	(163,922)	(153,422)	4,534,602
2009 Beginning Shares	3,859,004	78,062	463,472	391,285	10,410,023
Shares sold	79,140	10,324	21,743	549,382	798,039
Shares issued upon dividend reinvestment	0	0	0	4,563	22,551
Shares redeemed	(150,295)	(332)	(9,201)	(115,327)	(2,994,955)
Net increase (decrease) in shares outstanding	(71,155)	9,992	12,542	438,618	(2,174,365)
Ending Shares	3,787,849	88,054	476,014	829,903	8,235,658

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the period ended June 30, 2009, excluding short-term securities were:

	Cost of Purchases	Proceeds from Sales of Securities
Monetta Fund	$27,051,125	$28,484,651
Monetta Young Investor Fund	482,676	411,090
Monetta Mid-Cap Equity Fund	2,547,699	2,524,168
Orion/Monetta Intermediate Bond Fund	5,858,998	1,919,992

The cost of purchases and proceeds from the sales of government securities included in the preceding numbers for the Intermediate Bond Fund were $50,020 and $737,928, respectively.

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports and market data, are paid for indirectly through directed brokerage agreements (soft dollars).  These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the Other Expenses line in the Statement of Operations.  For the period ended June 30, 2009, fees paid indirectly were as follows:  Monetta Fund, $3,073; Young Investor Fund, $576; Mid-Cap Equity Fund, $1,287; Orion/Monetta Intermediate Bond Fund, $1,846 and Government Money Market Fund, $622.

8. SUBSEQUENT EVENTS EVALUATION:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 27, 2009, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Notes To Financial Statements	June 30, 2009

Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund	Six Months Ended 6/30/09 (Unaudited)	2008	2007	2006	2005	2004

Net asset value at beginning of period	$8.635	$16.469	$12.891	$11.992	$10.391	$10.252
Net investment income (loss)	(0.051)	(0.078)	(0.024)	(0.060)	(0.053)	0.012
Net realized and unrealized gain (loss) on investments	1.752	(7.756)	3.603	0.959	1.654	0.139
Total from investment operations	1.701	(7.834)	3.578	0.899	1.601	0.151
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	(0.012)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	(0.012)
Net asset value at end of period	$10.336	$8.635	$16.469	$12.891	$11.992	$10.391
Total return	19.68%	(47.54%)	27.77%	7.51%	15.40%	1.49%
Ratios to average net assets:
Expenses - Net	2.04%	1.66%	1.61%	1.65%	1.75%	1.43%
Expenses - Gross (a)	2.06%	1.67%	1.62%	1.65%	1.78%	1.60%
Net investment income (loss)	(0.57%)	(0.60%)	(0.17%)	(0.48%)	(0.48%)	0.12%
Portfolio turnover	80.9%	157.6%	184.3%	157.9%	170.2%	385.8%
Net assets ($ in thousands)	$39,151	$33,326	$67,709	$56,724	$59,325	$58,186

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2009

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Young Investor Fund
	Six Months Ended 6/30/09 (Unaudited)	2008	2007	12/12/2006 to 12/31/2006 (1)
Net asset value at beginning of period	$7.542	$10.402	$9.940	$10.000
Net investment income	0.030	0.083	0.074	0.028
Net realized and unrealized gain (loss) on investments	1.043	(2.869)	0.441	(0.063)
Total from investment operations	1.074	(2.786)	0.515	(0.035)
Less:
Distributions from net investment income	0.000	(0.074)	(0.054)	(0.025)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000
Total distributions	0.000	(0.074)	(0.054)	(0.025)
Net asset value at end of period	$8.616	$7.542	$10.402	$9.940
Total return	14.32%	(26.78%)	5.16%	(0.35%)*
Ratios to average net assets:
Expenses - Net	0.99%	0.99%	1.00%	0.94%**
Expenses - Gross (a)	9.90%	10.06%	16.58%	14.83%**
Net investment income	0.40%	0.92%	0.71%	1.22%**
Portfolio turnover	66.6%	130.2%	24.1%	0%*
Net assets ($ in thousands)	$759	$589	$618	$347

*  As reported for the period - not annualized.

** As reported for the period - annualized.

(1) The Young Investor Fund commenced operations on December 12, 2006, its inception date. During the period, the fund recorded certain expenses, including audit/tax and state registration, that more generally reflect a fund’s annual operations.

(a) Gross expense ratio reflects fees waived/reimbursed, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2009
Mid-Cap Equity Fund	Six Months Ended 6/30/09 (Unaudited)	2008	2007	2006	2005	2004

Net asset value at beginning of period	$4.957	$9.410	$8.356	$7.976	$7.119	$7.100
Net investment loss	(0.092)	(0.110)	(0.124)	(0.118)	(0.095)	(0.064)
Net realized and unrealized gain (loss) on investments	1.030	(4.343)	1.179	0.498	0.952	0.083
Total from investment operations	0.938	(4.453)	1.054	0.380	0.857	0.019
Less:
Distributions from net investment income	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from short-term capital gains, net	0.000	0.000	.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	0.000	0.000	0.000	0.000	0.000	0.000
Net asset value at end of period	$5.895	$4.957	$9.410	$8.356	$7.976	$7.119
Total return	18.95%	(47.29%)	12.56%	4.76%	12.08%	0.28%
Ratios to average net assets:
Expenses - Net	4.51%	2.72%	2.14%	2.16%	2.31%	1.70%
Expenses - Gross (a)	4.61%	2.81%	2.19%	2.16%	2.34%	1.98%
Net investment income (loss)	(1.80%)	(1.49%)	(1.35%)	(1.43%)	(1.29%)	(0.97%)
Portfolio turnover	117.1%	191.1%	135.1%	130.5%	175.0%	311.1%
Net assets ($ in thousands)	$2,806	$2,298	$5,904	$6,037	$6,913	$7,246

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements		June 30, 2009
Orion/Monetta Intermediate Bond Fund	Six Months Ended 6/30/09 (Unaudited)	2008	2007	2006	2005	2004

Net asset value at beginning of period	$9.512	$10.104	$9.911	$9.969	$10.190	$10.500
Net investment income	0.172	0.398	0.388	0.354	0.319	0.324
Net realized and unrealized gain (loss) on investments	0.422	(0.058)	0.200	(0.007)	(0.215)	(0.079)
Total from investment operations	0.594	(0.190)	0.588	0.347	0.104	0.245
Less:
Distributions from net investment income	(0.150)	(0.402)	(0.395)	(0.361)	(0.317)	(0.325)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	(0.044)	(0.008)	(0.230)
Total distributions	(0.150)	(0.402)	(0.395)	(0.405)	(0.325)	(0.555)
Net asset value at end of period	$9.956	$9.512	$10.104	$9.911	$9.969	$10.190
Total return	6.37%	(1.89%)	6.02%	3.54%	1.05%	2.38%
Ratios to average net assets:
Expenses - Net	2.29%	1.72%	1.66%	1.45%	1.52%	1.19%
Expenses - Gross (a)	2.37%	1.79%	1.71%	1.45%	1.52%	1.19%
Net investment income	1.79%	4.04%	3.89%	3.57%	3.15%	2.98%
Portfolio turnover	43.2%	79.4%	68.0%	31.9%	18.3%	61.7%
Net assets ($ in thousands)	$8,263	$3,722	$5,504	$7,114	$8,237	$9,658

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Notes To Financial Statements	June 30, 2009
Government Money Market Fund	Six Months Ended 6/30/09 (Unaudited)	2008	2007	2006	2005	2004

Net asset value at beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Net investment income	0.002	0.021	0.048	0.047	0.025	0.008
Net realized and unrealized gain (loss) on investments	0.000	0.000	0.000	0.000	0.000	0.000
Total from investment operations	0.002	0.021	0.048	0.047	0.025	0.008
Less:
Distributions from net investment income	(0.002)	(0.021)	(0.048)	(0.047)	(0.025)	(0.008)
Distributions from short-term capital gains, net	0.000	0.000	0.000	0.000	0.000	0.000
Distributions from net realized gains	0.000	0.000	0.000	0.000	0.000	0.000
Total distributions	(0.002)	(0.021)	(0.048)	(0.047)	(0.025)	(0.008)
Net asset value at end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	0.18%	2.24%	4.88%	4.49%	2.54%	0.86%
Ratios to average net assets:
Expenses - Net (a)	0.31%	0.31%	0.30%	0.51%	0.63%	0.49%
Expenses - Gross (b)	0.96%	0.93%	1.04%	1.44%	2.04%	1.43%
Net investment income	0.18%	2.14%	4.76%	4.46%	2.53%	0.85%
Portfolio turnover	N/A	N/A	N/A	N/A	N/A	N/A
Net assets ($ in thousands)	$8,236	$10,410	$5,875	$6,383	$3,214	$3,148

(a) The net expense ratio is after waived/reimbursed and indirect expenses paid. For the Government Money Market Fund, the expense ratio after waived/reimbursed expenses but before indirect expenses paid was 0.62%, 0.91% and 1.03% for the six months ended June 30, 2009 and years ended December 31, 2008 and 2007, respectively. There were no indirect expenses paid for the years ended December 31, 2006, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust’s custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

Directors/Trustees		June 30, 2009
Name (Year Of Birth) Position(s) Held with Fund	Principal Occupation During Past 5 Years	Other Director- ships and Affiliations	Remuneration Paid Jan. to Jun. 2008

Independent (“disinterested”) Directors
John L. Guy (1952) Director since 1998 Trustee since 1993

Sr. VP SBA & Alternative Lending Feb 2008 to present, Sr. VP Business Banking, Fifth/Third Bank, Nov 2006 through Feb 2008; Executive Director, Wachovia Corp. (formerly First Union Nat'l Bank), Business Banking, General Bank Group, from Nov 1999 through April 2006.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Marlene Z. Hodges (1948) Director and Trustee since 2001

CFO, Asian Human Services, since Feb. 2007; Controller, Gladson LLC (privately owned firm providing database services to consumer packaged goods manufacturers and retailers) from Jan. 2006 through Feb. 2007; CFO, Abraham Lincoln Center from March 2003 through Jan. 2006; Director of Finance Sears Roebuck & Co. from 1970, retired Nov. 2001.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Mark F. Ogan (1942) Director since 1988 Trustee since 1993

Self-employed management consultant June 2008 to present; Internal Consultant, RM Acquisition (d/b/a Rand McNally ) April 2008 through June 2008;  Sr. VP & COO,of RM Acquisition, LLC (d/b/a Rand McNally), from Dec 2007 through April 2008; Sr. VP & COO, Rand McNally & Co. from July 2003 through Dec 2007.

		None	Monetta Fund - $1,250 Monetta Trust - $1,250

Inside (“interested”) Directors/Trustees[1]
Robert S. Bacarella (1949) Director and President since 1985 Trustee and President since 1993

Chairman, Chief Executive Officer and President of Adviser since April 1997; Chairman and Chief Executive Officer of Adviser, 1996 to 1997; President of the Adviser 1984 to 1996; Director of the Adviser since 1984.

None

John W. Bakos (1947) Director since 1985 Trustee since 1996	Division Placement Manager, Sears, Roebuck & Co., since 1969.	None	Monetta Fund - $500(2) Monetta Trust - $500(2)

(1) Directors and/or Trustees who are employees of the Adviser receive no compensation from the Fund or the Trust.
(2) Compensation to non-employee “Interested” Directors/Trustees is paid by the Adviser.

All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the four funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser’s office.

Additional information about the Directors/Trustees is available in the Fund and the Trust’s combined Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds 1776-A South Naperville Road Suite 100 Wheaton, IL 60189-5831	PRESORTED STANDARD U.S. Postage PAID Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta

    Trust's principal executive officer and principal financial officer,

    regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Semi-Annual Report to Shareholders presented in

    Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual

    Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Not applicable during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

    (2) Not applicable.

    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling

        1-800-666-3882.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable during the period covered by the Semi-Annual Report to

Shareholders presented in Item 1.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Semi-Annual Report to Shareholders presented in Item 1.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

         MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT

         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Semi-Annual Report to Shareholders presented in Item 1.

Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and

Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the

Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported,

within the time periods specified in the rules and forms adopted by the U.S.

Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over

Financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940 (17CFR270.30a-3(d)) during the registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect,

the registrant's internal control over financial reporting.

Item 12.  EXHIBITS

 (a)(1)

EX-99.CODE ETH - Code of Ethics, not applicable per Item 2(c)

 (a)(2)       EX-99.CERT - Section 302 Certification, is filed herewith

              EX-99.906 CERT - Section 906 Certification, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/ Robert S. Bacarella, Principal Executive Officer

DATE        August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and

Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

REGISTRANT  Monetta Trust

BY          /s/Lynn H. Waterloo, Principal Financial Officer

DATE        August 28, 2009